LOOMIS SAYLES CORE PLUS FIXED INCOME FUND

     Supplement dated June 10, 2004 to the Loomis Sayles Funds Institutional Prospectus dated February 1, 2004, as may be supplemented from time to time

Effective July 1, 2004, CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the distributor for Loomis Sayles Core Plus Fixed Income Fund (the "Fund"), will no longer accept new investments in the Fund, either from current or new shareholders.

On June 4, 2004, the Board of Trustees of Loomis Sayles Funds I, upon the recommendation of Loomis, Sayles & Company, L.P. (the Adviser for the Fund) approved a plan to liquidate the Fund, such liquidation to take place on or about August 9, 2004 (the "Liquidation Date") or any earlier date determined by the officers of the Fund provided that all outstanding shares held by any unaffiliated shareholders are redeemed by such date. Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after charges, dividend distributions required to eliminate any Fund-level taxes, expenses and liabilities of the Fund have been paid or otherwise provided for. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for federal income tax purposes. Any gain will result in short- or long-term capital gains for shareholders who hold their shares as a capital asset depending on how long a shareholder has held his or her Fund shares. A shareholder should consult with his or her tax advisor for more information on his or her own situation. The liquidation process will involve effecting portfolio transactions in an orderly manner with the intent that shareholders remaining in the Fund on the liquidation date will not unnecessarily bear the majority of the trading costs associated with the liquidation. This may result in the Fund's portfolios consisting primarily of cash or cash equivalents for several weeks prior to the liquidation date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under "How to Redeem Shares" in the Fund's Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges set forth in the Fund's prospectus, for Institutional Class shares of any other Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any other Loomis Sayles Fund or CDC Nvest Fund that offers Class Y shares or for Class A shares of CDC Nvest Cash Management Trust, a money market fund that is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles, as described under "How to Exchange Shares" in the Fund's Prospectus. For federal income tax purposes, an exchange of Fund shares for shares of another Loomis Sayles Fund or CDC Nvest Fund is generally treated as a sale on which a gain or loss may be recognized. A shareholder should consult with his or her tax advisor for more information on his or her own situation.